Exhibit 10(v)
SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into as of the 28th day of June, 2004, by and between BFWV, LLC, a Delaware limited liability company ("Landlord"), successor-in-interest to Tishman Warner Center Venture, LLC, and 21st CENTURY INSURANCE GROUP, a Delaware corporation, formerly known as 20th Century Industries ("Tenant").

R E C I T A L S

A.   Tenant and Landlord's predecessor in interest entered into that certain Office Lease dated April 8, 1998 (as amended by that certain First Amendment to Lease dated August 31, 2000, the "Lease"), whereby Tenant leased those certain premises consisting of all of the occupiable area of that certain building located at 6301 Owensmouth Avenue, Woodland Hills, California (the "Building") with the exception of the space located on the first (ground) of the Building and indicated on Exhibit A to the Lease and not including any basement storage areas, all as more specifically described in the Lease (the "Premises").

B.   Landlord and Tenant now desire to further modify and amend the Lease as provided in this Second Amendment.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Capitalized Terms.  All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Second Amendment.

2.   Payments to Landlord With Respect to Costs of Management. Notwithstanding anything to the contrary in Sections 3.2 of the Lease, Landlord and Tenant each hereby agree that, effective as of July 1, 2004, Tenant shall pay, without prior notice or demand, to Landlord, as the management fee component of Operating Expenses. an amount equal to one percent (1%) of the sum of Base Rent and Additional Rent (excluding the portion of Additional Rent attributable to the management fee) payable by Tenant under the Lease. Thus, by way of example, if in any year Tenant were to owe $12,500,000 in Base Rent and Additional Rent (which amount would include all Base Rent and Additional Rent payable by Tenant in connection with the Project, but would not include that portion of Additional Rent attributable to the management fee), then the management fee payable that year would be $125,000 (for the entire Project). For purposes of calculating the management fee payable from July 1, 2004, through December 31, 2004, Landlord and Tenant agree that the sum of Base Rent and Additional Rent payable by Tenant (for the entire Project) is projected to be $6,050,000 for the six months from July 1, 2004, through December 31, 2004, but such sum will be reconciled based on actual amounts payable by Tenant. Accordingly, the estimated monthly management fee component of Operating Expenses paid by Tenant from July 1, 2004, through December 31, 2004, will be $60,500 for the entire Project. This estimated payment will be apportioned between this Lease and the lease for the Adjacent Building on a pro-rata basis based on the total amount of Base Rent and Additional Rent payable under each respective lease. In all years during the Lease Term and any Renewal Option Term , the management fee will be payable in equal monthly payments in advance in the same manner as the payment of Additional Rent. Except with respect to 2004, estimated payments will be based on the sum of Base Rent and Additional Rent during the last year for which a reconciliation has been completed. Thereafter, such amount will be reconciled when the actual amounts payable under the Lease are known in accordance with Section 3.5 of the Lease. Landlord shall have all of the rights and remedies with respect thereto that it has under the Lease with respect to payments of Rent. Such payments shall be made in such amounts unconditionally and irrespective of the amount of Landlord's actual costs and expenses incurred in connection with the management of the Building and/or the Premises. Section 3.3.4 (EE) of the Lease is hereby deleted in its entirety, as the payment of the management fee will be governed by the terms of this paragraph.

3.   Adjustment to Base Rent.  Effective as of July 1, 2004, Section 6 of the Summary Of Basic Lease Information is hereby amended in its entirety to read as follows:

"6. Base Rent (Article 3):
Portion of Lease Term	Annual Base Rent	Annual Rental Rate per Rentable Square Foot of the Premises

07/01/2004- 02/14/2010	$6,131,833.56	$26.935
02/15/2010 - 02/28/2015	$7,065,210.86	$31.035

4.    Additional Changes to Lease.

a.    Effective as of July 1, 2004, for purposes of Section 3.3.6 and Section 3.3.6.1 of the Lease and all other applicable provisions of the Lease, the Tax Expenses allocable to or attributable to the Building and/or the Premises shall be conclusively deemed to be forty percent (40%) of the Tax Expenses attributable to the entire Project.

b.    Effective as of the date hereof, Section 7.2 of the Summary and the portions of Section 3.2 of the Lease that provide for an adjustment to the Annual Direct Expense Allowance are hereby amended to provide that the Annual Direct Expense Allowance is $7.90 per rentable square foot of the Building.

c.    Effective as of the date hereof, the notice address for Landlord set forth in Section 19.5 of the Lease is hereby amended in its entirety to read as follows:

BFWV, LLC
c/o BentleyForbes
2049 Century Park East, Suite 2150
Los Angeles, California 90067
Attention: C. Frederick Wehba II

5.    Entire Agreement; Amendment. The Lease, as amended by this Second Amendment, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease, as so amended, and no provision of the Lease, as so amended, may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all the parties hereto.

6.    Authority. Each person executing this Second Amendment represents and warrants that he or she is duly authorized and empowered to execute it, and does so as the act of an on behalf of the party indicted below.

7.    Force and Effect. Except as modified by this Second Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Second Amendment and the Lease as to the specific matters which are the subject of this Second Amendment, the terms and conditions of this Second Amendment shall control. This Second Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

8.    Counterpart Signatures. This Second Amendment may be executed in counterparts, each of which shall be an original and when all counterparts are taken together they will constitute one and the same agreement.

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

TENANT:		LANDLORD:

21st Century Insurance Group,		BFWV, LLC, a Delaware
a Delaware corporation		limited liability company

By:	/s/ Richard A. Andre	By: BF Holdings 2001 II, LLC, its managing member
Richard A. Andre
Its: Senior Vice President

By: /s/C. Frederick Wehba II
C. Frederick Wehba II,
Manager

By:	/s/ Carmelo Spinella
Carmelo Spinella
Its: Senior Vice President

EXHIBIT 10(v)
FIFTH AMENDMENT TO LEASE

This FIFTH AMENDMENT TO LEASE ("Fifth Amendment") is made and entered into as of the 28th day of June, 2004, by and between BFWV, LLC, a Delaware limited liability company ("Landlord"), successor-in-interest to Tishman Warner Center Venture, LLC, and 21st CENTURY INSURANCE GROUP, a Delaware corporation, formerly known as 20th Century Industries ("Tenant").

R E C I T A L S

C.     Tenant and Landlord's predecessor in interest entered into that certain Office Lease dated April 8, 1998 (the "Original Lease"), whereby Tenant leased those certain premises consisting of the entirety of each of the second (2nd) through seventh (7th) floors and all of the occupiable area of the first (1st) (ground) floor (the "Initial Premises") of that certain building located at 6303 Owensmouth Avenue, Woodland Hills, California (the "Building"). The Original Lease has previously been amended by the First Amendment to Lease dated as of June 30, 1998, the Second Amendment to Lease dated as of July 13, 1998, the Third Amendment to Lease dated as of February 14, 2000, and the Fourth Amendment to Lease dated as of August 31, 2000, and, as so amended, is hereinafter referred to as the "Lease."

D.     Landlord and Tenant now desire to further modify and amend the Lease as provided in this Fifth Amendment.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

8.     Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Fifth Amendment.

9.     Payments to Landlord With Respect to Costs of Management.

Notwithstanding anything to the contrary in Sections 3.2 of the Lease, Landlord and Tenant each hereby agree that, effective as of July 1, 2004, Tenant shall pay, without prior notice or demand, to Landlord, as the management fee component of Operating Expenses, an amount equal to one percent (1%) of the sum of Base Rent and Additional Rent (excluding the portion of Additional Rent attributable to the management fee) payable by Tenant under the Lease. Thus, by way of example, if in any year Tenant were to owe $12,500,000 in Base Rent and Additional Rent (which amount would include all Base Rent and Additional Rent payable by Tenant in connection with the Project but would not include that portion of Additional Rent attributable to the management fee), then the management fee payable that year would be $125,000 (for the entire Project). For purposes of calculating the management fee payable from July 1, 2004, through December 31, 2004, Landlord and Tenant agree that the sum of Base Rent and Additional Rent payable by Tenant (for the entire Project) is projected to be $6,050,000 for the six months from July 1, 2004, through December 31, 2004, but such sum will be reconciled based on actual amounts payable by Tenant. Accordingly, the estimated monthly management fee component of Operating Expenses paid by Tenant from July 1, 2004, through December 31, 2004, will be $60,500 for the entire Project. This estimated payment will be apportioned between this Lease and the lease for the Adjacent Building on a pro-rata basis based on the total amount of Base Rent and Additional Rent payable under each respective lease. In all years during the Lease Term and any Renewal Option Term , the management fee will be payable in equal monthly payments in advance in the same manner as the payment of Additional Rent. Except with respect to 2004, estimated payments will be based on the sum of Base Rent and Additional Rent during the last year for which a reconciliation has been completed. Thereafter, such amount will be reconciled when the actual amounts payable under the Lease are known in accordance with Section 3.5 of the Lease. Landlord shall have all of the rights and remedies with respect thereto that it has under the Lease with respect to payments of Rent. Such payments shall be made in such amounts unconditionally and irrespective of the amount of Landlord's actual costs and expenses incurred in connection with the management of the Building and/or the Premises. Section 3.3.4 (EE) of the Lease is hereby deleted in its entirety, as the payment of the management fee will be governed by the terms of this paragraph.

10.     Adjustment to Base Rent. Effective as of July 1, 2004, Section 6 of the Summary Of Basic Lease Information is hereby amended in its entirety to read as follows:

"6. Base Rent (Article 3):
Portion of Lease Term	AnnualBase Rent	Annual Rental Rate per Rentable Square Foot of thePremises
07/01/2004 - 02/14/2010	$4,853,842.20	$27.165
02/15/2010 - 02/28/2015	$5,121,862.20	$28.665

11.    Additional Changes to Lease.

a.    Effective as of July 1, 2004, for purposes of Section 3.3.6 and Section 3.3.6.1 of the Lease and all other applicable provisions of the Lease, the Tax Expenses allocable to or attributable to the Building and/or the Premises shall be conclusively deemed to be sixty percent (60%) of the Tax Expenses attributable to the entire Project.

b.     Effective as of the date hereof, Section 7.2 of the Summary and the portions of Section 3.2 of the Lease that provide for an adjustment to the Annual Direct Expense Allowance are hereby amended to provide that the Annual Direct Expense Allowance is $8.13 per rentable square foot of the Building.

c.     Effective as of the date hereof, the notice address for Landlord set forth in Section 19.5 of the Lease is hereby amended in its entirety to read as follows:

BFWV, LLC
c/o BentleyForbes
2049 Century Park East, Suite 2150
Los Angeles, California 90067
Attention: C. Frederick Wehba II

12.    Entire Agreement; Amendment. The Lease, as amended by this Fifth Amendment, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease, as so amended, and no provision of the Lease, as so amended, may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all the parties hereto.

13.    Authority. Each person executing this Fifth Amendment represents and warrants that he or she is duly authorized and empowered to execute it, and does so as the act of and on behalf of the party indicated below.

14.    Force and Effect. Except as modified by this Fifth Amendment, the terms and provisions of the Lease are herby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Fifth Amendment and the Lease as to the specific matters which are the subject of this Fifth Amendment, the terms and conditions of this Fifth Amendment shall control. This Fifth Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

15.    Counterpart Signatures. This Fifth Amendment may be executed in counterparts, each of which shall be an original and when all counterparts are taken together they will constitute one and the same agreement.

IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the day and year first above written.

TENANT:		LANDLORD:

21st Century Insurance Group, a Delaware corporation		BFWV, LLC, a Delaware limited liability company

By:	/s/ Richard A. Andre	By: BF Holdings 2001 II, LLC, its managing member
Richard A. Andre
Its: Senior Vice President

By: /s/C. Frederick Wehba II
C. Frederick Wehba II,
Manager

By:	/s/ Carmelo Spinella
Carmelo Spinella
Its: Senior Vice President